SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: October 23, 2001


                                  QUIXIT, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


         Colorado                           000-32341               84-1485082
-----------------------------               -----------      -------------------
(State or other jurisdiction                (Commission            (IRS Employer
         of incorporation)                  File Number)     Identification No.)


7609 Ralston Road, Arvada, CO                                          80002
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(Address of principal executive offices)                           (Postal Code)


Registrant's telephone number, including area code:               (303) 422-8127
                                                                 ---------------



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Item 1.           CHANGES IN CONTROL OF REGISTRANT

         None.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         None.

Item 3.           BANKRUPTCY OR RECEIVERSHIP

         None.

Item 4.           CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         None.

Item 5.           OTHER EVENTS

         On June 25, 2001, the Board of Quixit declared a dividend of the issued and outstanding shares of common stock, no par value, in a ratio of four dividend shares for each share owned by shareholders.

Item 6.           APPOINTMENT OF NEW DIRECTORS OR OFFICERS

         None.

         RESIGNATION OF OFFICERS OR DIRECTORS

         None.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         None.



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                                   Signatures

         Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2001


                                  QUIXIT, INC.


                                               By: /s/H. Daniel Boone
                                                   -----------------------------
                                                      H. Daniel Boone, President